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                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated March 5, 1997 included in QuadraMed Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.

                                                    ARTHUR ANDERSEN LLP
 March   , 1998
 San Jose, California